Sequent Energy Management LP Investor Relations Presentation

March 18, 2005

Sequent Energy Management

Presented by
Douglas N. Schantz
President

Sequent Energy Management

Current Snapshot

- Sold 2.2 Bcf/day in last quarter of 2004
  - 16th largest wholesale natural gas merchant in North America
  - 15% above same time period in 2003
- Current headcount of 90 largely in Houston
- Sold volumes to 250+ counterparties in December
- Conduct business on nearly 50+ pipelines
  - Sonat, Transco, Dominion and Columbia are largest pipes
- Continued commitment to Sequent business model
  - Premier asset manager in eastern half of the United States
  - Wholesale natural gas only, physical/logistical and customer driven

Sequent Energy Management

Sequent Energy Management
Current Pipeline Mix



Dominion Transmission Inc.
Transcontinental Gas Pipe Line Corporation
Other
Columbia
Southern Natural Gas Company
Texas Gas Transmission, LLC
ANR Pipeline Company
Natural Gas Pipeline Co of America
Tennessee Gas Pipeline Company

Sequent Energy Management
2004 Initiatives

- Successful implementation of the Energy Trading and Risk Management (ETRM) System.
  - Multi million dollar investment in Sequent's future.
- Expanded geographic footprint into northeastern United States.
  - Several material structured transactions.
  - Absorbing Elizabethtown Gas asset management as a part of NUI acquisition.
- Expanded storage portfolio.
  - 3+ Bcf of salt dome storage at Egan/Jefferson Island/Saltville.
- Continued saturation of Sequent "home turf".
  - Several material structured transactions.
- Established focused producer services effort.
  - Currently purchasing 400 mmcf/d from 35+ small and mid-cap producers.

Sequent Energy Management

Material Structured Agreements


Under Contract
Final Development

Sequent Energy Management
Impact of Recent AGLR Acquisitions

- NUI Utilities
  - Elizabethtown Gas asset management
  - City Gas of Florida asset management
  - NUI Brokers agreements (Florida sales agreement and Saltville/Patriot capacity)
- Jefferson Island Storage Hub
  - 2 Bcf long-term lease

Sequent Energy Management

Sequent Energy Management
2005 Outlook

- Expansion of Sequent geographic footprint into the Midwest
- Continued saturation of the eastern seaboard
  - Move total sales volumes towards 2.5 Bcf/day
- Enhance ETRM capabilities
- Successfully integrate NUI and JISH activities
- Improve all of Sequent's customer support activities

Sequent Energy Management
Final Takeaways

- SEM provides a basic but required service to customers
- Clear recognition of Sequent's physical strengths
  - Asset management
  - Delivered commodity
  - Peaking arrangements
- Commitment to transparent and ethical operations
- Strong and consistent support from AGLR
- Focused on growing the business and providing more and improved services

Sequent Energy Management

Sequent Energy Management LP Investor Relations Presentation

March 18, 2005

Sequent Energy Management

Presented by
Peter Tumminello
Vice President
Asset Management and Origination

Sequent Energy Management

State	Utility Customers (000s)
GA	1,528
NJ	260
VA	251
FL	102
TN	59
MD	5



Columbia Pipeline
Saltville, VA Storage
Early Grove, VA Storage
East Tennessee Pipeline
Sonat Pipeline
Florida Gas Transmission
Transco Pipeline
Egan Storage
Jefferson Island Storage
Elizabethtown Gas
Elkton Gas
Virginia Natural Gas
Virginia Gas
Chattanooga Gas
Atlanta Gas Light
City Gas

Sequent Energy Management

Sequent Energy Management

Material Structured Agreements



Under Contract
Final Development

Sequent Energy Management

Sequent Energy Management
Asset Management and Origination -
What does the customer require?

- That we listen first and provide a service that "you need" not one "we have"
- A credit worthy energy company counterparty with above investment grade credit rating by S&P and Moody's.
- Supplier ownership or control of market area firm transportation, storage, LNG, and propane.
- Load following services for industrials and power generators.
- Expertise in physically optimizing the customer's supply, transportation, storage and peaking (LNG, propane) assets.
- Financial expertise to bring structured financial products to allow customer to hedge price risk.
- Flexibility in pricing structures.
- Regulatory expertise in the area of pipeline and storage tariffs.
- Strong customer service in the areas of market intelligence, billing accuracy, and reporting accuracy.

Sequent Energy Management

Sequent Energy Management
Asset Management

- Currently manage natural gas contractual assets for Virginia Natural Gas, Chattanooga Gas, and Atlanta Gas & Light. Plans to add NUI (NJ, Md., and Florida utilities) effective April 1, 2005.
- Margins earned on a shared basis with most affiliate utilities.
- Currently manage LDC, industrial and power generator natural gas full requirements needs.
- Assets provide long "optionality"
  - time and location optionality
- Margins are sustainable.
- Provide logistical and commercial expertise to utilities to reduce their costs.

Sequent Energy Management
Origination Activities

Overview

- Transactions typically focused on higher quality credit counterparties; however, Sequent is flexible in establishing credit structures.
- Transactions will generally lengthen term of Sequent's portfolio.
- Provide full array of commodity and asset services.
- Detailed quantitative analysis performed by Structure team and validated by Risk Control.

Services

- Full requirements delivered natural gas supply and services to power generators.
- Full requirements delivered natural gas supply and services to industrials.
- Commodity and asset management services to all wholesale customer segments.
- Wholesale supply to regional retail aggregators.
- Citygate and supply area peaking supply.
- Rebundled firm transportation and firm storage services.

Sequent Energy Management LP
Investor Relations Presentation

March 18, 2005

Sequent Energy Management

Presented by
Patrick Strange
Vice President
Trading and Marketing

Sequent Energy Management
Trading and Marketing Overview

- Sequent adds and creates value by understanding and meeting customers needs as well as optimizing gas flows from supply basin to market center.
- Strategic focus among producers, pipelines, and consumers.

Producer Services

Transportation & Storage

Wholesale Marketing

- Success factor built upon commercial contacts & commercial expertise
- Balanced portfolio allows for superior service that can meet many needs of the market.

Sequent Energy Management

Sequent Energy Management
Trading

What trading means at Sequent: (customer focused)

- Optimizing portfolio positions.
- Physical spread options. (transportation)
- Physical storage options. (cash, futures, time)
- Modest risk limits. (proprietary trading)

What trading *does not* mean at Sequent:

- Large outright speculative positions.
- Financial market making.

Sequent Energy Management LP
Investor Relations Presentation

March 18, 2005

Sequent Energy Management

Presented by
Bob Flavin
Executive Vice President Business Support

Sequent Energy Management

How does AGLR manage Sequent ?



Board of Directors
Audit Committee
Finance and Risk Management Committee
Paula Rosput Reynolds Chairman, Pres. & CEO
Dick O'Brien EVP & CFO
Risk Management Committee
Gene Rozgonyi Chief Risk Officer
Doug Schantz President, Sequent
Sequent Energy Management

Sequent Energy Management

Sequent Energy Management
Business Support Organization



Bob Flavin
Executive Vice President
Business Support
Ina Rangel
Executive Assistant
Vice President
Risk Control
Darilyn Jones
Vice President
IS&T
Scott Maddox
Vice President
Controller
Todd Rimmer
Director
Human Resources
Liz Evans
Staff of 18
Staff of 10
Staff of 8
Staff of 2
•Risk Control
•Credit
•Contract Administration
•Compliance
•Current System Support
•Help Desk
•Disaster Recovery
•Gas Accounting
•Financial Reporting
•Budgets & Analysis
•Employee Relations
•Professional Development
•Staffing
•Community Relations

Sequent Energy Management

Sequent Energy Management
Quarterly Gross Revenue & Volumes



1,600
1,400
1,200
1,000
800
600
400
200
0
Quarterly Revenue ($ in millions)
2.5
2.0
1.5
1.0
0.5
0.0
Volumes bcf/day
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
Quarter Ended
Revenues
Volumes

Sequent Energy Management

Sequent Energy Management
Counterparties & Pipelines by Quarter



300
250
200
150
100
50
0
Counterparties
60
50
40
30
20
10
0
Pipelines
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/31/04
12/31/04
Quarter Ended
Counterparties
Pipelines

Sequent Energy Management

Sequent Energy Management

Exposure by S&P Equivalent Credit Rating

As of February 28, 2005



LDC
4%
Municipal
4%
Aggregator
0%
Producer
5%
Trading Company
12%
End User
16%
Utilities
59%

Sequent Energy Management

Sequent Energy Management

Exposure by Counterparty Type



As of February 28, 2005
Producer
5%
LDC
4%
Municipal
4%
Aggregator
0%
Trading Company
12%
Utilities
59%
End User
16%

Sequent's New Energy Trading & Risk Management (ETRM) System

Sequent's New Energy Trading & Risk Management (ETRM) System - Drivers

- Sequent's physical business was growing rapidly and in need of tighter controls
- Original system was being outgrown – manual controls and weak system architecture
- Pressure from AGLR and Board of Directors for state of the art system to support the business
- Culture of the Company was evolving in the post-Enron world
- Drivers for system success – Accuracy, Scalability, Flexibility and Auditability

Sequent Energy Management
The Solution

- Selected a packed solution from OpenLink Financial – ENDUR/gMOTION
- Selected an Integration partner – Sapient
- Organized a Core Team of Sequent employees to provide system ownership during Design and Implementation
- Began Design in November 2003 and delivered the solution, on time and on budget, October 1, 2004

Sequent Energy Management
New Trading System Architecture

OPENLINK
It's The Way We Think



Traders
Asset Managers
Mid Office
Credit
Contract Admin
Schedulers
Accounting
Asset Management Subsystem
Trading Subsystem
Deal Management Subsystem
Credit Subsystem
Contract Management Subsystem
Scheduling Subsystem
Accounting Subsystem
Data calculation engine
Centralized Active data
Pipeline EBB Systems
Electronic Exchanges
Price Sources
People Soft
Reporting tool

Sequent Energy Management

Sequent Tour



Asset Management Subsystem
Trading Subsystem
Deal Management Subsystem
Credit Subsystem
Contract Management Subsystem
Scheduling Subsystem
Accounting Subsystem
Data calculation engine
Centralized Active data
Pipeline EBB Systems
Electronic Exchanges
Price Sources
People Soft
Reporting tool